Amendment No. 1 to Exclusive License Agreement

This Amendment No. 1 (this "Amendment") to that certain Exclusive License Agreement (the "Agreement"), dated as of July 3, 2013, by and among Luckycom, Inc. ("Luckycom"), a Nevada corporation, and Luckycom Pharma Pte Ltd. (“Pharma”), a Singapore company, is made effective as of this 30th day of July, 2013 (the "Amendment Effective Date").

WITNESSETH:

WHEREAS, the parties desire to amend the Agreement to revise the nature of the license granted to Luckycom such that Pharma retains the right to develop the licensed products.

NOW, THEREFORE, in consideration of the foregoing and of the promises, agreements, representations, warranties, and covenants herein contained, and intended to continue to be bound to the Agreement, as amended by this Amendment, the parties hereby agree as follows:

1. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

2. Section 1.2 Grant of Exclusive License. is amended to read as follows:

1.2 Grant of Exclusive License. For the term of this Agreement, Pharma hereby grants to Luckycom an exclusive worldwide license to manufacture, have manufactured, distribute, sell, market and promote antimalarial medicines under the Pharma IP, including but not limited to the items of intellectual property detailed on Schedule A hereto, and to use all trademarks and copyrights related to the Pharma IP in furtherance of such activities.

3. All other terms and conditions under the Agreement not otherwise amended, modified or affected by this Amendment shall continue to be in effect and bind the parties. The Agreement or this Amendment may only be modified with prior written agreement from both parties.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the last date written below, effective as of the Amendment Effective Date.

LUCKYCOM, INC.

By: /s/ Kingrich Lee
Name: Kingrich Lee
Title: President and CEO

LUCKYCOM PHARMA PTE. LTD.

By: /s/ Kingrich Lee
Name: Kingrich Lee
Title: President and CEO